COHEN & STEERS FUTURE OF ENERGY FUND, INC.
CLASS A (MLOAX), CLASS C (MLOCX), CLASS F (MLOFX), CLASS I (MLOIX),
CLASS R (MLORX) AND CLASS Z (MLOZX) SHARES
Supplement dated March 11, 2026 to
Summary Prospectus dated April 1, 2025, Prospectus dated April 1, 2025, as supplemented on August 29, 2025 and February 9, 2026 and Statement of Additional Information dated March 1, 2026
At a meeting held on March 10, 2026, the Board of Directors (the “Board”) of Cohen & Steers Future of Energy Fund, Inc. (the “Target Fund”) approved the conversion of the Target Fund into an exchange-traded fund, the Cohen & Steers Future of Energy Active ETF (the “Acquiring Fund”), a newly created series of the Cohen & Steers ETF Trust (the “Conversion”). The Board, including the Directors not deemed to be “interested persons” of the Target Fund pursuant to Section 2(a)(19) of the Investment Company Act of 1940 determined the Conversion is in the best interests of the Target Fund and that the Conversion will not dilute the interests of the Target Fund’s shareholders. The Conversion is currently expected to occur on or about June 12, 2026.
The Acquiring Fund’s investment goals, principal investment strategies, investment adviser, sub-advisors, and portfolio management team are expected to be the same as the Target Fund. The Acquiring Fund has not commenced investment operations, and its shares are not currently available to the public nor approved for listing on any exchange. Following the Conversion, it is expected that the Acquiring Fund’s shares will be offered to the public and traded on an exchange.
This communication contains important information about the timeline of the Conversion and actions that shareholders may need to take in advance of the Conversion.
Pursuant to an Agreement and Plan of Reorganization (the “Plan”) approved by the Board, the Conversion will consist of (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund who hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund or the distribution of cash to the shareholders of the Target Fund who do not hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund equal in value to the aggregate net asset value of the Target Fund shares held by such shareholders, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan
The Plan also provides that Class A, Class C, Class R and Class Z shares of the Target Fund will be consolidated into Class I shares (without a contingent deferred sales charge (CDSC) or other charge) prior to the Conversion on or about June 5, 2026 (the “Share Class Consolidation”). On the day of the Conversion, any fractional shares held by shareholders will be redeemed and the redemption proceeds will be distributed to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.
Target Fund shareholders who do not have a brokerage account that can hold Acquiring Fund shares at the time of the Conversion will not receive Acquiring Fund shares in connection with the Conversion and will, instead, receive cash equal in value to the aggregate net asset value of Target Fund shares held on the closing date of the Conversion. Such liquidation and receipt of cash may be a taxable event.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares in connection with the Conversion, except to the extent that they receive cash from the Target Fund in connection with the Conversion (such as cash received from the liquidation of any fractional Target Fund shares held by a shareholder prior to the Conversion).

Prior to the closing of the Conversion, the Target Fund may declare one or more distributions to shareholders out of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net capital gain, if any, in each case that is earned during the Target Fund’s current taxable year through the closing of the Conversion or any prior taxable period with respect to which the Target Fund is eligible to pay a dividend. Such distributions will be taxable to shareholders who hold their Target Fund shares in a taxable account.
The following is a list of important changes to the Target Fund that will occur in connection with the Conversion. Additional information is available below.

•	The following changes are effective March 11, 2026:
•	Class R and Z shares will be publicly offered only on a limited basis
•	New accounts may no longer be established directly through Cohen & Steers Securities, LLC (the “Distributor”)
•	No CDSC will be imposed on redemptions of Class A or C shares
•	No sales charge will be imposed on purchases of Class A shares
•	Any current Letter of Intent (“LOI”) under which Class A share of the Target Fund were purchased will be considered complete
•	Effective June 1, 2026, Distribution (Rule 12b-1) Fees on all applicable Fund share classes will be waived
•	The final day to purchase shares of the Fund is June 10, 2026 and the final day to redeem or exchange shares of the Fund is June 11, 2026
Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Target Fund:
The last sentence of the first paragraph in the “Fund Fees and Expenses” section on pg. 1 of the Summary Prospectus is hereby deleted and replaced with the following:
Currently, R and Z shares of the Fund are publicly offered on a limited basis. Class F shares are currently not available for purchase. See “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that Is Best for You” in the Prospectus for more information.
Effective March 11, 2026, no initial sales charge will be imposed on Class A shares, and no contingent deferred sales charge (“CDSC”) will be imposed on redemptions of Class A or C shares. Effective June 1, 2026, the Distribution (12b-1) Fees on Class A, C and R shares will be waived. Class A, Class C, Class R and Class Z shares of the Fund will be consolidated into Class I shares (without a CDSC or other charge) on or about June 5, 2026.
The following is added to the beginning of the “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that Is Best For You” section on pg. 51 of the Statutory Prospectus:
Effective March 11, 2026, Class R and Z shares of the Fund are publicly offered on a limited basis. Class F shares are currently not available for purchase. Class R and Z shares (each, a “Limited Class”) are publicly offered only on a limited basis and investors are not eligible to purchase a Limited Class, except as described below. Shareholders permitted to continue to purchase shares of a Limited Class include existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering. Class A, Class C, Class R and Class Z shares of the Fund will be consolidated into Class I shares (without a CDSC or other charge) on or about June 5, 2026. The final day for all investors to purchase shares of the Fund is June 10, 2026 and the final day to redeem or exchange out of the Fund is June 11, 2026.

•
Existing shareholder of a Limited Class may continue to purchase additional shares of the Limited Class in their existing Fund accounts either through the Distributor or through a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

•
Group Retirement Plans (and their successor, related and affiliated plans) that have a Limited Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

The following is added to the beginning of the “Purchase and Sale of Fund Shares” section on pg. 17 of the Summary Prospectus and the “How to Purchase, Exchange and Sell Fund Shares—How to Purchase Fund Shares” section starting on pg. 61 of the Prospectus:
Effective March 11, 2026, new accounts will not be established directly through the Distributor.
The following is added to the “How to Purchase, Exchange and Sell Fund Shares—Class A Shares—CDSC” and “How to Purchase, Exchange and Sell Fund Shares—Class C Shares—CDSC” sections on pgs. 54 and 57 of the Prospectus, respectively:
Effective March 11, 2026, no CDSC will be imposed on redemptions of Class A or Class C shares.
The following is added to the “How to Purchase, Exchange and Sell Fund Shares—Class A Shares—Initial Sales Charges” section on pg. 54 the Prospectus:
Effective March 11, 2026, no sales charge will be imposed on purchases of Class A shares. As a result, any subsequent purchases of Class A shares of the Fund will not be eligible assets for future rights of accumulation or letter of intent purchases.
The following is added to the beginning of the “Additional Information—Distribution Plan (Class A, Class C and Class R Shares Only) section on pg. 69 of the Prospectus:
Effective June 1, 2026, the Distribution (12b-1) Fees on Class A, C and R shares will be waived.
An information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (“SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov, on www.cohenandsteers.com or by calling (800) 330-7348.
This communication is for information purposes only and does not constitute an offer of any securities for sale. No offers of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
PLEASE REATAIN THIS SUPPLEMENT FOR YOUR RECORDS

FOESPRO-03.26